SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934

                                                              File No. 0-10772
[X]   Filed by the Registrant

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:
[X]   Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-16(e)(2))

[  ]  Definitive Proxy Statement

[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                                ESSEX CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

            N/A

2) Aggregate number of securities to which transaction applies:

            N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

            N/A

4) Proposed maximum aggregate value of transaction:

            N/A

5) Total fee paid:
            N/A

[  ]  Fee paid previously with preliminary materials

[  ]  Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount previously paid:
      2) Form, Schedule or Registration No.
      3) Filing party:
      4) appointment filed:

(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                ESSEX CORPORATION


Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND on Wednesday, July 21, 2004 at 10:00 a.m. We invite you to arrive at 9:30 a.m. to visit with Essex Management. A continental breakfast will be served.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors; the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock; the ratification of the Company's 2004 stock option plan; the ratification of the Company's Employee Stock Purchase Plan; and the ratification of the appointment of independent auditors. Additionally, there will be a presentation reviewing the Company's performance in 2003 and 2004. There will also be an opportunity for stockholders to present questions to management and to a representative of the Company's independent auditors.

         The Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2003, including the financial statements, is enclosed. Such report and financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we request that your shares of stock will be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. PLEASE MARK YOUR PROXY CARD CAREFULLY.

         YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN YOUR PROXY. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND CAST YOUR BALLOT IN PERSON AT THAT TIME IF YOU SO DESIRE.


                                     Respectfully yours,



                                     Leonard E. Moodispaw
                                     PRESIDENT & CHIEF EXECUTIVE OFFICER


Columbia, Maryland
June              , 2004
     -------------

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 10:00 a.m., Wednesday, July 21, 2004, at The Great Room at Historic Savage Mill, Savage, Maryland, for the following purposes:

1. To elect nine (9) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To amend Article (c) of the Company's Articles of Incorporation to increase the number of authorized shares of common stock to fifty million (50,000,000) shares;

3.       To ratify the Company's 2004 Stock Incentive Plan;

4.       To ratify the Company's Employee Stock Purchase Plan;

5.       To ratify the appointment of independent auditors; and

6.       To transact such other  business as may properly come before the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors has fixed the close of business on June 1, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy are first sent or given to shareholders is June , 2004.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed pre-addressed envelope. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 KIMBERLY J. DECHELLO
                                 SECRETARY
Columbia, Maryland
June              , 2004
     -------------
                                       1

                                ESSEX CORPORATION

                               9150 Guilford Road

                            Columbia, Maryland 21046





                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 21, 2004




         The enclosed proxy is furnished to the holders of common stock, no par value (the "Common Stock"), of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on July 21, 2004 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to stockholders is June 20, 2004.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein; FOR the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock, "Proposal 2;" FOR ratification of the Company's 2004 Stock Incentive Plan, "Proposal 3;" FOR the ratification of the Company's Employee Stock Purchase Plan, "Proposal 4;" and FOR ratification of appointment of independent auditors, "Proposal 5". The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on June 1, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         As of the Record Date, there were outstanding 15,097,443 shares of the Common Stock. Holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the votes cast at the Annual Meeting with respect to Proposal 1. Proposal 2 must receive approval of more than two-thirds of the shares outstanding. The remaining proposals to be considered at the Annual Meeting must receive a greater number of affirmative votes than negative votes cast at the Annual Meeting. In addition, abstentions and broker non-votes will have the effect of a vote against Proposal 2 and no effect on the remaining proposals.

         Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

         The cost of preparing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company and employees of the Company's Transfer Agent may solicit the return of proxies by telephone, telegram or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 9150 Guilford Road, Columbia, MD 21046, or orally and directed to the Secretary at 301-939-7000.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

GENERAL

         The voting securities of the Company consist of Common Stock. On the Record Date there were 15,097,443 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

VOTING SECURITIES

         The following table and accompanying notes set forth as of June 1, 2004, information with respect to the beneficial ownership of the Company's voting securities by (i) each person or group who beneficially owns more than 5% of the voting securities, (ii) each of the directors of the Company, (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group.


                                                                               Percentage of
                                                                           Outstanding Shares of
                                                  Amount and Nature of         Common Stock
Name and Address of Beneficial Owner*           Beneficial Ownership (1)     Beneficially Owned
---------------------------------------------   -------------------------  ---------------------

H. Jeffrey Leonard (2)                                2,344,533                   15.5

John G. Hannon (3)                                    2,049,498                   13.6

Caroline S. Pisano (4)                                  753,000                    5.0

Terry M. Turpin (5)                                     496,643                    3.2

Leonard E. Moodispaw (6)                                452,950                    2.9

Joseph R. Kurry, Jr. (7)                                220,814                    1.5

Craig H. Price (8)                                      118,712                     **

Rudy Liskovec (9)                                        46,900                     **

Robert W. Hicks (10)                                     71,700                     **

Anthony M. Johnson (11)                                      --                     --

Ray M. Keeler (12)                                       46,500                     **

Marie S. Minton (13)                                         --                     --

Arthur L. Money (14)                                     10,000                     **

GEF Management Corporation ("GEFMC")(15)              2,314,758                   15.3

Global Environment Capital Co. LLC
  ("GECC") (15)                                       2,314,758                   15.3

Global Environment Strategic Technology
  Partners ("GESTP")(15)                              2,314,758                   15.3

GEF Technology Managers, Co., LLC
  ("GEFTM")(15)                                       2,314,758                   15.3

The Hannon Family LLC (16)                            1,438,973                    9.5

Systematic Financial Management, LP (17)              1,067,431                    7.0

All Directors and Executive Officers
     as a Group (18 persons) (18)                     6,967,143                   42.7

   * Except as noted below, all beneficial owners are directors and/or officers of the Company and can be reached c/o Essex

                                       4


       Corporation,  9150 Guilford Road, Columbia, MD 21046.

   **  Less than 1%.

   (1) The shares listed above include options and rights to acquire shares within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

   (2) H. Jeffrey Leonard is Chairman of the Board of the Company and the President and a director of GEFMC. Of the shares of Common Stock shown as beneficially owned, 29,775 are owned directly by Mr. Leonard. In addition, 2,314,758 shares of Common Stock may be deemed to be beneficially owned by Mr. Leonard as described in footnotes (15) and (19) below. Mr. Leonard's address is c/o GEF Management Corporation, 1225 Eye Street, N.W., Suite 900, Washington, DC 20005. Mr. Leonard is the brother-in-law of Ms. Pisano.

   (3) John G. Hannon is a Director of the Company. Of the shares of Common Stock shown as beneficially owned, 610,525 are owned directly by Mr. Hannon. In addition, 1,438,973 shares of Common Stock may be deemed to be beneficially owned by Mr. Hannon as described in footnote (16) below.

   (4) Caroline S. Pisano is Vice President of Finance and General Counsel of the Company. Ms. Pisano is the sister-in-law of Mr. Leonard.

   (5) Terry M. Turpin is a Director, Senior Vice President and Chief Scientist of the Company. Of the shares shown as beneficially owned, 221,450 represent presently exercisable rights to acquire Common Stock through stock options.

   (6) Leonard E. Moodispaw is President, Chief Executive Officer and a Director of the Company. Of the shares shown as beneficially owned, 395,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (7) Joseph R. Kurry, Jr. is Senior Vice President, Treasurer and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 170,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (8) Craig H. Price is Vice President of the Company. Of the shares shown as beneficially owned, 101,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (9) Rudy Liskovec is Vice President of the Company. Of the shares shown as beneficially owned, 46,900 represent presently exercisable rights to acquire Common Stock through stock options.

   (10)Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 31,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (11)Anthony M. Johnson is a Director of the Company.

   (12)Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 32,500 represent presently exercisable rights to acquire Common Stock through stock options.

   (13)Marie S. Minton is a Director of the Company.

   (14)Arthur L. Money is a Director of the Company. Of the shares shown as beneficially owned, 10,000 represent presently exercisable rights to acquire Common Stock through stock options.

   (15)Consists of 582,473 shares of Common Stock directly owned by GEFMC. Also consists of (i) 118,200 shares of Common Stock directly owned by GECC, by virtue of the arrangements described in footnote (19), (ii) 864,166 shares of Common Stock directly owned by GESTP, by virtue of the arrangements described in footnote (19) and (iii) 749,919 shares of Common Stock directly owned by GEFTM, by virtue of the arrangements described in footnote (19) below. GEF is a Delaware limited liability company with its principal executive offices located at 1225 Eye Street, N.W., Suite 900, Washington, DC 20005.

   (16)Consists of 1,438,973 shares directly held by The Hannon Family LLC. Mr. John G. Hannon is the managing person of this entity.

   (17)Based  on  Form  13F  filed  with  the SEC on May  14,  2004.  Systematic
       Financial Management, L.P. address is 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666.

   (18)Of the shares shown as beneficially owned, 1,232,900 represent presently exercisable rights to acquire Common Stock through stock options.

   (19)Based on a Schedule 13D/A filed with the SEC on February 24, 2004, each of GEFMC, GECC, GESTP, GEFTM, and Mr. Leonard may be deemed the beneficial owner of 2,314,758 shares of Common Stock directly held for the account of GEF.

                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's Directors generally meet quarterly, and at such meetings, the Company's Independent Directors generally meet in executive session. At a minimum, the Company's Independent Directors plan to meet in executive session twice in 2004. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all Directors. Board members who are not employed by the Company receive a maximum of $1,500 for each Board meeting or $750 for each Board Committee Meeting attended. In 2003 the Board held five meetings; the entire membership of the Board was present at all of the meetings except for three where three directors were absent from one meeting and one director was absent from the other two meetings. Board members who are affiliated with GEF or The Hannon Family LLC have waived any board fees.

         The Board of Directors had three standing Committees: the Audit Committee, the Ethics Committee and the Compensation Committee.

         AUDIT COMMITTEE.  Our audit committee is established in accordance with
Section 3(a)(58)(A) of the Exchange Act of 1934 as amended, and composed of the following three directors: Messrs. Hicks and Keeler and Ms. Minton. Messrs. Hicks and Keeler and Ms. Minton are independent directors within the meaning of the independence standards of audit committee members of SEC Rule 10A-3(b) under the Securities Exchange Act of 1934 in addition to the current NASDAQ listing rules. Ms. Minton is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

         The primary responsibilities of the audit committee are to:

       o Oversee management's conduct of our financial reporting process and systems of internal accounting and financial control;

       o Monitor the independence and performance of our outside auditors;

       o Provide  an  avenue  of   communication  among  the  outside  auditors,
         management and our board of directors;

       o Make reports and recommendations to our board and our shareholders as necessary under the rules of the Securities and Exchange Commission or as otherwise within the scope of its functions; and

       o Oversee and, where appropriate, report to our board on our review of and response to any government audit, inquiry or investigation, as they determine to be appropriate.

         The Board has implemented all necessary changes to the audit committee's charter to comply with Nasdaq's revised listing standards and may consider further changes to its charter and designated responsibilities as it deems necessary and appropriate. The Audit Committee held four meetings in 2003. One member was absent from one of the four meetings.

AUDIT COMMITTEE REPORT

         The Audit Committee consists of Messrs. Hicks, Keeler and Ms. Minton. Messrs. Hicks and Keeler and Ms. Minton within the meaning of the independence standards of audit committee members of SEC Rule 10A-3(b) under the Securities Exchange Act of 1934 in addition to the current NASDAQ listing rules. Minton is an audit committee financial expert as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended. The Audit Committee's responsibilities are as described in a written Charter adopted by the Board of Directors.

         In performing its oversight responsibilities, the Audit Committee has reviewed and discussed the Company's 2003 audited financial statements with the Company's management. The Audit Committee also has discussed with the independent auditors, Stegman & Company, the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

         The Audit Committee has received written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors their independence from the Company.


         Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's 2003 audited financial statements be included in the Company's Annual Report on Form 10-K.

         The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including in respect of accountant's independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's independent auditors are in fact "independent."

                                                     Audit Committee

                                                     Robert W. Hicks, Chairman
                                                     Ray M. Keeler
                                                     Marie S. Minton

        The Compensation Committee oversees the Company's executive compensation program. In this capacity, the Committee reviews compensation levels of elected officers, evaluates performance, considers management succession and related matters, and administers the Company's incentive plans, including the Executive Bonus Plan. Membership during 2003 consisted of Mr. John G. Hannon, Mr. Ray M. Keeler and Mr. Frank E. Manning.

         The Company's executive compensation program is designed to attract and retain executives responsible for the Company's long-term success, to reward executives for achieving both financial and strategic company goals, to align executive and stockholder interests through long-term, equity-based plans, and to provide a compensation package that recognizes individual contributions as well as overall business results. As a result, a substantial portion of each executive's total compensation is intended to be variable and to be tied closely to the achievement of specific business objectives and corporate financial goals, as well as the attainment of the executive's individual performance objectives. The Company's executive compensation program also takes into account the compensation practices of companies with whom Essex competes for executive talent. These companies (the "peer companies") include the principal companies included in the peer group indices in the Stock Performance Graph section of this proxy statement and additional companies in various industries.

         The three key components of the Company's executive compensation program are base salary, variable incentive compensation, and long-term incentive awards in the form of stock options. Overall compensation is intended to be competitive for comparable positions at the peer companies.

         Nasdaq allows companies to have a separate Compensation Committee or have Independent Directors of the Board vote on compensation related items. The Board agreed as a whole to eliminate the Compensation Committee beginning March 16, 2004. The Independent Directors of the Board will recommend to the full Board the levels of compensation paid to the CEO and other executive officers.

         ETHICS COMMITTEE. Mr.Leonard E. Moodispaw and Frank E. Manning composed our ethics committee until April 2004. Current members are Mr. Leonard Moodispaw and Mr. John G. Hannon. The primary responsibilities of the ethics committee are to:

              o Advise our management and the entire board of directors of means of ensuring that we adhere to the highest ethical standards in our day to day operations;

              o Ensure that a positive working environment is created and maintained for all our employees and that those employees are challenged to meet such a standard;

              o Provide a forum for advice to the corporate counsel, our management and any of our employees to consider ethical issues; and

              o Recommend to our management and the entire board of directors means of training managers and employees.

         The Company has adopted a written code of ethics that is publicly available on the Company's website (WWW.ESSEXCORP.COM).

DIRECTOR COMPENSATION

         Non-employee members of the board of directors receive a maximum of $1,500 for each board meeting and $750 for each board committee meeting they attend. Such members are also reimbursed for travel expenses incurred in connection with their attendance at board and committee meetings. Two members of the board of directors, Arthur L. Money and Marie S. Minton, receive $1,500 per month for serving on an informal committee of the board with Messrs. Hannon and Leonard. The members of our board of directors who are affiliated with our significant shareholders, GEF and The Hannon Family LLC, have waived the right to receive any board fees. Employee directors do not receive fees for their service on our board of directors.

         In addition, non-employee members of the board of directors are eligible to participate in our Restricted Stock Bonus Plan. Shares of restricted stock may be issued under this plan subject to forfeiture during a restriction period, fixed in each instance by the board of directors, whereby all rights of the grantee to the stock terminate upon certain conditions such as cessation of continuous membership on our board during the restriction period. Upon expiration of the restriction period, or earlier upon the death or substantial disability of the grantee, the restrictions applicable to all shares of restricted stock of the grantee expire. While this plan also provides that we may advance loans to a grantee to pay income taxes due on the taxable value of shares granted under the plan, we have never issued any such loans. The Board of Directors has prohibited these loans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

         DIRECTOR NOMINATION PROCESS. The Company's Independent Directors perform the nominating committee functions in lieu of a formal committee. The Directors performing these functions are Messrs. Hannon, Johnson, Hicks, Keeler and Ms. Minton, all independent directors within the meaning of current NASDAQ listing rules. The Board believes it is more effective for the Independent Directors to manage the process of structuring the Board and nominating candidates than to delegate to a committee. Because a majority of the Board are independent, this decision saves time and cost for the entire Board.

         The Independent Directors review potential candidates for the Board of Directors and recommends any nominees to the Board of Directors for their consideration. In reviewing potential candidates for the Board, the Independent Directors considers among other things, the individual's experience, the needs of the Company for an additional or replacement director, and the candidate's interest in the business of the Company.

         The Company welcomes nominations from shareholders and encourages interested shareholders to submit candidates to the Independent Directors through the Secretary. The Company did not receive any recommended nominees from any shareholder in connection with the previous year's annual meeting. Stockholders can send nominations by e-mail to dechello@essexcorp.com, by fax to (301) 953-7880 or by mail to Kim DeChello, Corporate Secretary, Essex Corporation, 9150 Guilford Road, Columbia MD 21046. All nominations are reviewed based on their qualifications and potential contributions to Essex.

         Mr. Anthony Johnson is standing for election by the shareholders at the 2004 Annual Meeting after being appointed to the Board of Directors earlier in 2004 by the Board. CEO Moodispaw recommended Mr. Johnson and the Independent Directors performing the nominating committee functions initiated the review of the qualifications of Mr. Johnson and recommended his appointment by the full Board of Directors. No search firm was retained in connection with his candidacy.

COMMUNICATION BETWEEN SHAREHOLDERS AND DIRECTORS

         The Board recommends that stockholders initiate any communications with the Board in writing and send them in care of the Corporate Secretary. Stockholders can send communications by e-mail to dechello@essexcorp.com, by fax to (301) 953-7880 or by mail to Kim DeChello, Corporate Secretary, Essex Corporation, 9150 Guilford Road, Columbia MD 21046. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the company for review and possible response.

DIRECTOR ATTENDANCE AT ANNUAL MEETING
         It is the policy of the Company and Board of Directors that all directors attend the Annual Meeting of Shareholders and be available for questions from the shareholders. All sitting directors nominated for election were in attendance at the 2003 Annual Meeting of Shareholders. It is anticipated that most directors nominated for election at the 2004 Annual Meeting of Shareholders also will be in attendance at that meeting.

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000.

==========================================================================================================
                                                                                    LONG-TERM COMPENSATION
                                              ANNUAL COMPENSATION                           AWARDS
                                                                       Other              Securities
                                                                       Annual             Underlying
        Name and                                                    Compensation         Options/SARs
   Principal Position         Year   Salary($)(1)    Bonus ($)         ($)(2)                (#)
----------------------------------------------------------------------------------------------------------
Leonard E. Moodispaw          2003     192,556           0             5,777                30,000
President and CEO             2002     175,032           0             5,251                30,000
                              2001     175,032           0             1,616                85,000

Terry M. Turpin               2003     164,707        10,000           5,269                30,000
Senior Vice President         2002     155,064           0             4,652                20,000
and Director                  2001     155,064           0             4,652                70,000

Joseph R. Kurry, Jr.          2003     140,036        10,000           4,509                15,000
Treasurer, Senior Vice        2002     134,992           0             4,050                10,000
  President and CFO           2001     134,992           0             4,050                40,000

Craig H. Price                2003     139,260         5,000           4,335                     0
Vice President                2002     134,992           0             4,050                 7,500
                              2001     134,992           0             4,050                25,000

Rudolf Liskovec, Jr.          2003     201,845        32,000           9,418                40,000
Vice President(3)
==========================================================================================================

(1) Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

(2) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to the Company's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.

(3) Mr. Liskovec was hired May 5, 2003. Prior to that time, Mr. Liskovec was a self employed consultant on direct program work for Essex and was paid $4,620 in the period October - December 2002 and $90,860 in the period January 2003 - April 2003. The amount paid in 2003 for consulting is included in salary in the table above. Mr. Liskovec also received a non qualified stock option for 10,000 shares in November 2002 with an exercise price at the market price of $2.36. Mr. Liskovec was paid signing and other bonuses in 2003 of $32,000.

                                       11

DEFINED CONTRIBUTION RETIREMENT PLAN

         The Company has a qualified defined contribution retirement plan, the Essex Corporation Retirement Plan and Trust, which includes a 401(k) salary reduction feature for its employees. The Plan calls for an employer matching contribution of up to 4.5% of eligible employee compensation under the salary reduction feature and a discretionary contribution as determined by the Board of Directors. The Company made no discretionary contribution to the Retirement Plan for 2001 - 2003. The total authorized contribution under the matching contribution feature of the Plan was approximately $125,000 in 2003, $78,000 in 2002 and $64,000 in 2001. All employee and employer contributions are 100% vested at all times. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the Plan be allocated among various investment options established by the Plan Administrator.

         The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

         The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of Directors. Such awards are affected by overall Company performance and the availability of funds. There was $49,000 awarded in 2003, including the $25,000 awarded to three of the persons named in the Summary Compensation Table, under this plan. No awards were made under this plan in 2001 and 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16(a)-3 under the Exchange Act during its most recent fiscal year and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed by the Reporting Persons during the fiscal year ended December 28, 2003, other than one filing each by Ms. DeChello, Mr. Kurry, Mr. Leonard and Mr. Price.

OPTIONS TO PURCHASE SECURITIES

         The Company has established Essex Corporation Stock Option and Appreciation Rights Plans (the "Plans"). These Plans provide for the grant of options to purchase shares of common stock of the Company, no par value per share (the "Common Stock"), which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to employees and persons who are not employees, including directors and consultants. These Plans also provide for grants of stock appreciation rights ("SARs") in connection with the grant of options under these Plans. The exercise price of an Incentive Option under these Plans may not be less than the "fair market value" of the shares of Common Stock at the time of grant; the exercise price of Non-Qualified Options and the appreciation base price of SARs are determined at the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 50% of the fair market value of a share of Common Stock on the grant date with respect to awards to persons who are officers or directors of the Company. These Plans reserve 1,797,100 shares of Common Stock for issuance. As of June 1, 2004, there were 49,672 shares available for future grants of options or SARs under the Plans.

         The Company grants non plan non-qualified options from time to time directly to certain parties. In 2003, the Company issued such options for 30,000 shares to its Chief Scientist and 10,000 shares to its Chief Financial Officer/Treasurer. The Company issued such options for 85,000 shares to its President and 40,000 shares to its Chief Financial Officer/Treasurer in 2001. In addition, another 45,000 shares were issued to an employee of the company. There were no grants of non plan non-qualified options in 2002.

         The following table shows for the fiscal year ended December 28, 2003 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 2003.

                               STOCK OPTION GRANTS
                     FOR FISCAL YEAR ENDED DECEMBER 28, 2003

                           NUMBER OF    % OF TOTAL                               POTENTIAL REALIZABLE
                          SECURITIES    OPTIONS/SAR                                 VALUE AT ASSUMED
                          UNDERLYING    GRANTED TO    EXERCISE OR                ANNUAL RATES OF STOCK
                            OPTIONS    EMPLOYEES IN   BASE PRICE   EXPIRATION   PRICE APPRECIATION FOR
NAME                        GRANTED        2003        PER SHARE      DATE            OPTION TERM
----                        -------        ----        ---------      ----            -----------
                                                                                     5%           10%
                                                                                     --           ---

Leonard E. Moodispaw      30,000 (2)       6.5         $    3.61    05-18-13    $   176,409  $   280,902

Terry M. Turpin           30,000 (2)       6.5         $    3.61    05-18-13    $   176,409  $   280,902

Joseph R. Kurry, Jr.       5,000 (1)       1.1         $    3.34    03-24-13    $    27,203  $    46,817
                          10,000 (2)       2.2         $    3.61    05-18-13    $    58,803  $    86,631

Craig H. Price                --           --          $   --          --       $        --  $        --

Rudolf Liskovec           30,000 (2)       6.5         $    3.61    05-18-13    $   176,409  $   280,902
                          10,000 (3)       2.2         $    5.71    09-04-13    $    93,010  $   148,103

(1) Such options became  exercisable  beginning March 25, 2003.
(2) Such options became  exercisable  beginning May 19, 2003.
(3) Such options became exercisable beginning September 5, 2003.

         The following table shows for the fiscal year ended December 28, 2003 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year end values for unexercised options/SARs.

                 AGGREGATED OPTION/SAR EXERCISES AND OPTION/SAR
                 VALUES FOR FISCAL YEAR ENDED DECEMBER 28, 2003

                               SHARES
                              ACQUIRED                     NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                 ON          VALUE        UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
NAME                          EXERCISE     REALIZED         OPTIONS AT FY-END #               FY-END $ (1)
                                                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Leonard E. Moodispaw               --             --        380,000         15,000     $ 2,731,100   $    90,300

Terry M. Turpin                 4,000     $   20,720        221,450            550     $ 1,470,582   $     3,999

Joseph R. Kurry, Jr.            5,200     $   26,780        170,500          7,500      $1,183,980   $    45,825
                                2,800     $   15,120             --             --              --            --

Craig H. Price                  3,000     $   17,580        101,500              0     $   698,420   $         0

Rudolf Liskovec                    --     $       --         30,000         20,000     $   182,600   $   109,900

(1) Market value of underlying securities based on the closing price of Essex's Common Stock on December 26, 2003 (last trading day of fiscal
      2003) on the AMEX of $9.63 minus the exercise price.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth information as of December 28, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

                                 NUMBER OF SECURITIES TO    WEIGHTED AVERAGE EXERCISE     NUMBER OF SECURITIES
                                 BE ISSUED UPON EXERCISE      PRICE OF OUTSTANDING      REMAINING AVAILABLE FOR
                                 OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND         FUTURE ISSUANCE
        PLAN CATEGORY              WARRANTS AND RIGHTS               RIGHTS              [EXCLUDING COLUMN (A)]

                                           (A) (B) (C)
-----------------------------    -----------------------    -------------------------   ------------------------

EQUITY COMPENSATION PLANS
APPROVED BY SECURITY HOLDERS              1,537,200                       $3.26                   272,900

EQUITY COMPENSATION PLANS NOT
APPROVED BY SECURITY HOLDERS                620,673                       $2.56                     7,550
(1)(2)

                                 -----------------------                                -----------------------
TOTAL                                     2,157,873                                               280,450

(1) Represents shares of common stock underlying stock options, warrants and rights issued outside of any formal plan. Generally, options granted outside of equity compensation plans have grant prices equal to or greater than the fair market value of the underlying stock on the grant date and have a term of 10 years. The Board will adjust non-plan awards to make appropriate adjustments in the number of shares underlying options in the event of a stock split, merger, or other change in capital structure of the Company. Our specific conditions of the awards, such as vesting and termination provisions, are individually determined.

(2) Includes 179,173 options issued at below market prices in exchange for fully vested outstanding options of acquired company.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, nine (9) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees named below has consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

DIRECTORS

         JOHN G. HANNON, age 66, was elected a Director of the Company in September 2000. From early 2000 to 2002, Mr. Hannon was the managing member of Networking Ventures, L.L.C., a privately held company that invested in technology companies. From 1979 to March 2000, Mr. Hannon served as the Chief Executive Officer of Pulse Engineering, Inc. an information security and signals processing company which was sold in March 2000. Mr. Hannon started his business career in 1963 after serving in the United States Marine Corps. Since that time, he has been involved in numerous entrepreneurial ventures. He is a Director of the Armed Forces Communications and Electronics Association (AFCEA).

         ROBERT W. HICKS, age 66, was elected a Director of the Company in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation, Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He was a principal officer and stockholder in Asset Management & Recovery, Inc., a consulting firm which primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and the Corporate Secretary of the Kirby Lithographic Company, Inc. In 1998, he formed Hicks Little Company, LLC for the purpose of conducting consulting activity.

         ANTHONY M. JOHNSON, age 50, was nominated by CEO Moodispaw, reviewed and recommended by the Independent Directors, approved by the full Board and elected a Director of the Company in April 2004. Dr. Johnson became the Director of the Center for Advanced Studies in Photonics Research (CASPR) in 2003 and is a Professor of Physics and a Professor of Computer Science & Electrical Engineering at the University of Maryland, Baltimore County (UMBC). He was the Chairperson & Distinguished Professor of the Department of Applied Physics and Professor of Electrical and Computer Engineering at the New Jersey Institute of Technology from 1995 to 2003. Prior to this, from 1981 until 1995, he was a Member of Technical Staff at AT&T Bell Laboratories in Holmdel, NJ. In 2002, he served as the President of the Optical Society of America and is a Fellow of the American Physical Society, the American Association for the Advancement of
Science, the Institute of Electrical and Electronics Engineers, the Optical Society of America, and a Charter Fellow of the National Society of Black Physicists. He received his B.S. in Physics (Magna Cum Laude) in 1975 from Polytechnic Institute of New York, and his Ph.D. in Physics from City College of New York.

         RAY M. KEELER, age 73, was elected a Director of the Company in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of System Engineering and Development Corporation ("SEDC") from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995, he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the NSA. He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

         H. JEFFREY LEONARD, age 50, was elected a Director of the Company in September 2000 and Chairman of the Board in December 2000. Dr. Leonard is the
President and founding shareholder of Global Environment Fund, or GEF. Dr. Leonard has served as Chairman of the Investment Committee for GEF's five investment funds. He has extensive experience in international private equity and project finance investments, and advanced technology investments in the energy, environmental, applications software, intelligent systems engineering, biological and medical fields. Dr. Leonard also serves as a member of the Board of Directors of the National Cooperative Bank, Xymetrex Corporation, Aurora Flight Sciences Corp., Athena Technologies, Sorbent Technologies, International Pepsi-Cola Bottlers Limited and Global Forest Products Company Limited. He has served as an advisor to the U.S. Office of Technology Assessment and is a member of the Board of Directors of the National Council for Science and the Environment. Dr. Leonard received a Bachelor of Arts degree in 1976 from Harvard College, a Master of Science degree from the London School of Economics in 1978 and a Doctor of Philosophy degree from Princeton University in 1984. He is the brother-in-law of Caroline S. Pisano, the Company's General Counsel and Vice President of Finance. Dr. Leonard is the Chairman of the Board of Beacon House, a not-for profit community development and education organization assisting children and their families in Northeast Washington, D.C. He is a marathon runner and was the winner of the 2003 Cleantech Pioneer Award from the Cleantech Venture Capital Network.

         MARIE S. MINTON, age 42, was elected a Director of the Company in December 2000. In late 2003, Ms. Minton founded Transition Finance Strategies, L.L.C., a holding company that owns small businesses in the financial reporting and professional services area. From 1994 to June 2003, Ms. Minton was a Managing Director and the Chief Financial Officer of Global Environment Fund, an international, private equity, investment management firm. Before joining GEF, Ms. Minton was the Vice President of Finance for Clean Air Capital Markets Corporation, a boutique investment banking firm. From 1986 through 1993, Ms. Minton was an Audit Manager in the Entrepreneurial Services Division of Ernst & Young. Ms. Minton graduated from the University of Virginia in 1986 with a Bachelor of Science degree in Commerce. She is a member of the Virginia Society and American Institute of Certified Public Accountants, the Washington Society of Investment Analysts (WSIA) and the Association for Investment Management and Research. She serves as an officer and Board member of the WSIA and is a faculty member for the WSIA's CFA Education Program. Ms. Minton is a Certified Public Accountant and a Chartered Financial

Analyst. She teaches accounting for the WSIA CFA education program, is an officer of WSIA, volunteers as a Girl Scout leader and enjoys riding her horse, Abner, in her free time.

         ARTHUR MONEY, age 64, was elected a Director of the Company in January 2003. Mr. Money served as the Assistant Secretary of Defense for Command, Control, Communication and Intelligence (C3I) from October 1999 to April 2001. Prior to his Senate confirmation in that role, he was the Senior Civilian Official, Office of the ASD (C3I) from February 1998. Mr. Money also served as the Chief Information Officer for the Department of Defense from 1998 to 2001. From 1996 to 1998, he served as Assistant Secretary of the Air Force for Research, Development and Acquisition, and as CIO for the Air Force. Prior to his government service, Mr. Money held senior management positions with ESL Inc., a subsidiary of TRW, and the TRW Avionics and Surveillance Group. Mr.
Money serves on numerous United States Government Panels, Boards and Commissions. He additionally serves on many U.S. Company Boards, Advisory Boards and Advisory Groups. Mr. Money received a Bachelor of Science degree in Mechanical Engineering from San Jose State University in 1965, a Master of Science degree in Mechanical Engineering from University of Santa Clara in 1970 and attended the Harvard Executive Security Program in 1985 and the Program for Senior Executives at the Massachusetts Institute of Technology in 1988.

         LEONARD E. MOODISPAW, age 61, President, Chief Executive Officer and Director of the Company, rejoined Essex in 1998. He held the office of Chief Operating Officer until September 2000 when he was elected Chief Executive Officer. Mr. Moodispaw was an employee and consultant with Essex during 1988 to 1993. From 1988 to 1993, he was President of the former Essex subsidiary, SEDC, and later served as Essex Chief Administrative Officer and General Counsel. From April 1994 to April 1998, Mr. Moodispaw was President of ManTech Advanced Systems International, Inc. (MASI), a subsidiary of ManTech International Corporation. From 1965 to 1978, Mr. Moodispaw was a senior manager in the National Security Agency (NSA). After leaving the NSA he was engaged in the private practice of law. He is the Founder of the Security Affairs Support Association (SASA) that brings government and industry together to solve problems of mutual interest. He also serves as a member of the Board of Directors of Griffin Services, Inc., a subsidiary of Vosper-Thornycroft, a UK Co. He received a Bachelor of Science degree in Business Administration from the American University in Washington, D.C. in 1965, a Master of Science degree in Business Administration from George Washington University in Washington D.C. in 1969 and Juris Doctor in Law from the University of Baltimore, Maryland in 1977. He enjoys chocolate and Key West, Florida; is growing older but not up.

         TERRY M. TURPIN, age 61, was elected a Director of the Company in January 1997 and became a Senior Vice President and Chief Scientist for the Company, positions he has held since 1996. He joined Essex through merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. Currently Mr. Turpin is the Chairman of the Industrial Advisory Board for the Opto-electronic Computing Center at the University of Colorado. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, Mr. Turpin was employed by the NSA. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

OFFICERS

         MATTHEW S. BECHTA, age 50, was elected Vice President in October 1993. He is currently Director of the Processing Systems Group, responsible for developing radar imaging technology and products for the Intelligence and Defense Community. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. Mr. Bechta was one of the founders of SEDC, where he served in various technical and management capacities since incorporation in 1980. At SEDC he contributed to the development of several satellite processing systems. From 1975-1980, Mr. Bechta was employed as a project engineer with NSA, where he was involved in the development of remote collection and satellite communication systems. Mr. Bechta holds a Master of Science degree from the Johns Hopkins University and a Bachelor of Science degree in Electrical Engineering from Spring Garden College, Pennsylvania. In the off-hours, Matt is a coach with the Columbia Reds Baseball Club, President of the Centennial High School Boosters, and a fan of University of Pennsylvania baseball.

         KIMBERLY J. DECHELLO, age 43, joined Essex in May 1987 and has served in various administrative and management capacities. She was elected Vice President in December 2003, appointed Chief Administrative Officer in November 1997 and Corporate Secretary in January 1998. Ms. DeChello is responsible for corporate administration, human resources, stock/stock option administration and investor relations. Ms. DeChello received a Master of Science degree in Human Resources Management in 2000 from the University of Maryland. Ms. DeChello also holds an Associate of Arts degree in Accounting and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland. She enjoys dancing and bird watching. She participates in the Smithsonian's Neighborhood Nest Watch Program where she assists in catching, banding and data collection of birds in her backyard.

         JAMES J. DEVINE, age 65, Executive Vice President and General Manager for the Company, joined Essex in February 2004. From November 2000 through January 2004 he was a Principal at Booz Allen Hamilton leading the Corporate Enterprise and Mission Operations lines of business supporting the Intelligence Community. From 1964 to 2000, Mr. Devine was a senior executive at NSA. He served three overseas assignments in Europe and Asia and led two of the major NSA Directorates during his 36 year career. He holds a Bachelor of Science in Engineering from Johns Hopkins University and a Master of Engineering Administration from George Washington University. He is a graduate of the National War College. He enjoys golf (despite never having broken 100), hiking, cross country skiing, and travel.

      EDWIN M. JAEHNE, age 52, joined Essex Corporation as Vice President and Chief Strategy Officer in 2003. As Chief Strategy Officer, Mr. Jaehne is a veteran entrepreneur focused on the strategic growth of Essex, expanding on existing technology and capabilities, and creating product and service lines for both the commercial and government markets. In 1996, Mr. Jaehne left ManTech to create the Technology and Security Services Division of Fischer International Systems Corporation, where he served as President. In 1997 he successfully negotiated the merger of this Division with Xcert Software Inc. to form Xcert International, where he continued
as President of Xcert's Security Solutions Group. In 1998 Mr. Jaehne started Jaehne Technology Associates, a high technology consultancy focused on information security and electronic commerce. In January of 1999 he merged JTA with Microcosm Computer Resources to form Managed Computing Resources, where he served as Chief Operating Officer. He started his first company, Jaehne Associates, LTD (an information security consultancy), in 1983, which he sold in 1988 to ManTech International, Inc. From 1988 until 1996, he served as President of ManTech Strategic Associates, Ltd. In 1975 Mr. Jaehne earned two Bachelor of Arts degrees (Physics and Russian) from the University of Utah. In 1976 he earned a Master of Arts degree in Physics at the University of Utah. In 1977, he earned a Master of Arts in the History and Philosophy of Science at the University of Toronto, Toronto, Canada.

         JOSEPH R. KURRY, JR., age 54, joined Essex Corporation in March 1985. He is Treasurer and Chief Financial Officer, positions he has held since 1985, and a Senior Vice President. Mr. Kurry was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry graduated in 1972 from Georgetown University, in Washington, D.C. and is a Certified Public Accountant. Mr. Kurry and his wife spend time with their college-age daughters and son in supporting various sports and school programs for Lehigh University in Pennsylvania and the University of Maryland. The family prefers summer vacations at the shore in Sea Girt, New Jersey.

         RUDOLF (RUDY) LISKOVEC, age 52, joined Essex in 2003 as Vice President of Essex's Government Services. Mr. Liskovec provides leadership to Essex technology professionals that support enterprise-wide, life-cycle engineering and technical services, application development, systems integration and business process reengineering to systems of national importance. Mr. Liskovec has 25 years of international management and engineering experience where he has developed a track record of excellence in organizational development, operational and engineering management, business development, and systems engineering. During 2002-2003, Mr. Liskovec was President/CEO of Lisk Technical Services, LLC, a consulting firm to government contractors, including Essex. From 2001 to 2002, Mr. Liskovec was a director for the communications and networks group of General Dynamics and from 1993 to 2001 he was an Executive Vice President for ManTech International. He holds a Master of Science degree (honors) in Computer Information Systems from Boston University, a Bachelor of Science degree (Cum Laude) in Computer Science from the University of Maryland and a Bachelor of Science degree (Summa Cum Laude) in Business Management from the University of Maryland.

         CAROLINE S. PISANO, age 37, was a Director of the Company from September 2000 through January 2003 and now serves as General Counsel and Vice President of Finance. From April 2000 through December 2002 Ms. Pisano was a member of Networking Ventures, L.L.C. From August 1996 to March 2000, Ms. Pisano served as General Counsel and Chief Financial Officer of Pulse Engineering, Inc., an information security and signal processing company which was sold in March 2000. From August 1992 to July 1996 Ms. Pisano served as a senior transactional attorney with the law firm of Wechsler, Selzer, and Gurvitch, Chartered. From June 1988 to August 1990, Ms. Pisano, a certified public accountant, practiced public accounting and specialized in high tech and biotech companies. Ms. Pisano received her Juris Doctor from the Washington College of Law at the American University in Washington, D.C. Ms. Pisano graduated Magna Cum Laude with a Bachelor of Science degree in Accounting from the University of Maryland. Ms. Pisano is the sister-in-law of H. Jeffrey Leonard, a Director of the Company. Although Ms. Pisano is an attorney and an accountant she likes to follow Jimmy Buffett's advice and "say what you mean, mean what you say". Ms. Pisano has four children and enjoys volunteering at her children's public schools.

         CRAIG H. PRICE, age 55, was elected Vice President in October 1993. Dr. Price, Director of Optical Solutions, is responsible for the development of products utilizing Essex patented optical technologies. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, where he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree in Electrical Engineering, from Stanford University. He enjoys tennis, family vacations and visiting his daughter in Cambridge, England, with the added benefit of cheap hops to Europe.

                               INVESTMENT ANALYSIS

        COMPARISON OF 5-YEAR CUMULATIVE RETURN AMOUNT ESSEX CORPORATION,
            COMMUNICATION EQUIPMENT COMPANIES, GOVERNMENT IT SERVICES
                 COMPANIES, THE S&P 500 AND THE NASDAQ COMPOSITE


                           (PERFORMANCE GRAPH OMITTED)



         The Stock Performance graph was plotted using the following data:

                                         Dec-98    Dec-99     Dec-00    Dec-01     Dec-02     Dec-03    25-May-04
                                        --------- ---------- --------- ---------- ---------- --------- -------------
Essex Corporation                         100.00    240.00     493.33  1,696.00     650.67   2,003.20   1,713.07
Communication Equipment Companies (1)     100.00     83.65      71.11     70.23      89.21      88.37     130.33
Government IT Services Companies (2)      100.00    122.48     126.91    129.25     247.03     228.43     324.89
S&P 500                                   100.00    119.53     107.41     93.40      71.57      90.46      90.46
Nasdaq Composite                          100.00    185.59     112.67     88.95      60.91      91.37      89.60


(1) Communication Equipment Companies include: Applied Signal Technology Inc., Flir Systems Inc., Harris Corp., Sensytech Inc.

(2) Government IT Services Companies include: Anteon International Corp., CACI International Corp., DigitalNet Holdings Inc., Dynamics Research Corp., ManTech International Corp., Maximus Inc., MTC Technologies Inc., SI International Inc., SRA International Inc.

              PROPOSAL 2 -- TO AMEND ARTICLE (C) OF THE ARTICLES OF
            INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
              OF COMMON STOCK TO FIFTY MILLION (50,000,000) SHARES

         The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders that the Company's Articles of Incorporation be amended to provide for an increase in the authorized number of shares of Common Stock of the Company from twenty-five million (25,000,000) shares to fifty million (50,000,000) shares of stock. Such resolution also recommends that such amendment be approved and adopted by the Company's Stockholders and directs that such proposal be submitted to the Company's Stockholders at the Annual Meeting.

         The Company's Articles of Incorporation currently authorize issuance of a maximum of twenty-five million (25,000,000) shares of Common Stock. If the Board of Directors' proposal is approved by the Company's Stockholders, the
Board of Directors would have authority to issue up to fifty million (50,000,000) shares of Common Stock to such persons, and for such consideration as the Board of Directors may determine without further action by the Stockholders except as may be required by law.

         As of the record date, there are 15,097,443 shares of Common Stock issued and outstanding. The Board of Directors has reserved 2,348,407 shares of Common Stock for issuance pursuant to the exercise of outstanding stock options and warrants. Accordingly, there remain 7,554,150 shares of Common Stock which are unissued and are not reserved for any specific purpose.

         The Board of Directors has proposed the increase in the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including stock splits, mergers, acquisitions, the raising of additional capital, and implementation of incentive and other option plans. While the Board of Directors believes it important that the Company have the flexibility that would be provided by having additional authorized capital stock available, the Company does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company's best interest, however, to have such additional shares of authorized stock available to enable the Company to take advantage of opportunities for possible future acquisitions, raising capital for future growth and the establishment of option plans, including the stock option plan proposed to be adopted in Proposal 4 below. Essex could also use the additional shares of Common Stock to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of the Company's securities) or changes in or removal of management of Essex. For example, without further shareholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. If such opportunities arise in the future, significant amounts of capital stock may be issued by the Company's Board of Directors without further authorization by the Company's Stockholders. Such issuances could have a dilutive effect on the current Stockholders of the Company.

         It is possible that additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock. For example, the Board of Directors could approve the issuance of stock, or grant rights or stock options for such issuance, to persons, firms or entities that are known to be friendly to management of the Company. Any issuance of capital stock must be made for proper business purposes and for proper consideration from the recipient. Designation of certain classes, series, rights and preferences with respect to the Company's capital stock would be subject to applicable rules and regulations of the exchange on which securities are listed for quotation (currently the NASDAQ Stock Market).

         The amendment to the Articles of Incorporation will become effective upon approval of more than two-thirds of the shares outstanding and the filing of the amendment to the Articles of Incorporation with the State Corporation Commission of Virginia. If approved by the Stockholders, the Company anticipates that such amendment to the Articles of Incorporation will be filed as soon as practicable.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK FROM TWENTY-FIVE MILLION (25,000,000) SHARES OF COMMON STOCK TO FIFTY MILLION (50,000,000) SHARES OF COMMON STOCK, AS SET FORTH IN EXHIBIT A HERETO. UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

                 PROPOSAL 3 -- APPROVAL OF THE ESSEX CORPORATION
                            2004 STOCK INCENTIVE PLAN
GENERAL

         The Company's stockholders are being asked to approve the adoption of the Company's 2004 Stock Incentive Plan (the "2004 Plan"). The 2004 Plan is intended to enable the Company to attract and retain the best available personnel for positions, to provide additional incentive to employees, directors and consultants and to promote the success of the Company's business. The Board believes that the Company's long term success is dependent upon the ability of the Company to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company. If approved by the stockholders, a total of 1,000,000 shares of Common Stock of the Company will be initially reserved for issuance under the 2004 Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company. Capitalized terms used in this Proposal No. 3 shall have the same meaning as in the 2004 Plan unless otherwise indicated.

         This Proposal 3 must receive a greater number of affirmative votes than negative votes cast at the Annual Meeting to be approved. Abstentions and broker-non votes will have no effect on this Proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 PLAN

         A general description of the principal terms of the 2004 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

GENERAL DESCRIPTION

         PURPOSE. The purpose of the 2004 Plan is to provide the Company's employees, directors and consultants, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company's Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

         SHARES RESERVED FOR ISSUANCE UNDER THE 2004 PLAN. If approved by the stockholders, a total of 1,000,000 shares of Common Stock will be initially reserved for issuance under the 2004 Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a fiscal year of the Company is 500,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year of the Company is 500,000 shares.

         ADMINISTRATION. The 2004 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended and
Section 162(m) of Code.

         TERMS AND CONDITIONS OF AWARDS. The 2004 Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights and dividend equivalent rights (collectively referred to as "awards"). Stock options granted under the 2004 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants. Under the 2004 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

         Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company's Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above section of this Proposal 3 "SHARES RESERVED FOR ISSUANCE UNDER THE 2004 PLAN"), to approve award agreements for use under the 2004 Plan, to determine the terms and conditions of any award, to construe and interpret the terms of the 2004 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2004 Plan as the Administrator deems appropriate.

         Each award granted under the 2004 Plan shall be designated in an award agreement. In the case of an option, the option shall be designated as either an incentive stock option or a nonqualified stock option. To the extent that the aggregate fair market value of shares of the Company's Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options.

         The term of any award granted under the 2004 Plan may not be for more than seven years (or five years in the case of incentive stock options granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award.

         The 2004 Plan authorizes the Administrator to grant options at an exercise price not less than 100% of the fair market value of the common stock on the date the option is granted (or 110%, in the case of incentive stock options granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of a stock appreciation right, the base amount on which the stock appreciation is calculated shall be not less than 100% of the fair market value of the common stock on the date of grant. The exercise price is generally payable in cash, check, shares of common stock or with respect to options, payment through a broker-dealer sale and remittance procedure.

         The 2004 Plan provides that (a) any reduction of the exercise price of any option awarded under the 2004 Plan shall be subject to stockholder approval and (b) canceling any option awarded under the 2004 Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval.

         Under the 2004 Plan, the Administrator may establish one or more programs under the 2004 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2004 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees. The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the 2004 Plan.

         TERMINATION OF SERVICE. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2004 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

         TRANSFERABILITY OF AWARDS. Under the 2004 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will or by the laws of descent or distribution and to the extent provided in the award agreement. The 2004 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

         SECTION 162(M) OF THE CODE. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a fiscal year of the Company is 500,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 500,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company's capitalization due to a stock split, stock dividend or similar event affecting the common stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to a Covered Employee. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by
Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

         For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year of the Company is 500,000 shares. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 2004 Plan contains a list of performance criteria that may be considered by the Administrator when granting performance-based awards.

         CHANGE IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2004 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a fiscal year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the common stock of the Company, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company or (iii) as the Administrator may determine in its discretion, any other transaction with respect to common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

         CORPORATE TRANSACTION. Effective upon the consummation of a corporate transaction (as defined in the 2004 Plan), all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the award are assumed by the successor entity. In the event an outstanding award is not assumed or replaced by the successor entity in connection with a corporate transaction, the award shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such corporate transaction.

         CHANGE IN CONTROL. In the event of a change in control (as defined in the 2004 Plan), all outstanding awards shall automatically become fully vested and exercisable for all of the shares at the time represented by the award, immediately prior to the specified effective date of such change in control.

         AMENDMENT, SUSPENSION OR TERMINATION OF THE 2004 PLAN. The Board may at any time amend, suspend or terminate the 2004 Plan. The 2004 Plan will terminate ten years from the date of its approval by the Company's stockholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain stockholder approval of any such amendment to the 2004 Plan in such a manner and to such a degree as required.

CERTAIN FEDERAL TAX CONSEQUENCES

         The following summary of the federal income tax consequences of 2004 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

         NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant's subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

         INCENTIVE STOCK OPTIONS. The grant of an incentive stock option under the 2004 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject participants to withholding at the time participants exercise an incentive stock option for Social Security and Medicare taxes (but not income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

         If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

         RESTRICTED STOCK. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

         Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

         STOCK APPRECIATION RIGHTS. Recipients of stock appreciation rights ("SARS") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of an SAR. Participants will recognize gain upon the disposition of any shares received on exercise of an SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

         The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         RESTRICTED STOCK UNITS. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the participant will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. Participants who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.

         The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount.

         DIVIDENDS AND DIVIDEND EQUIVALENTS. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual's total compensation is deemed reasonable in amount.

                 PROPOSAL 4 --APPROVAL OF THE ESSEX CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
     GENERAL

         The Company's stockholders are being asked to approve the adoption of the Company's 2004 Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Purchase Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan is intended to enable the Company and its Designated Parents or Subsidiaries to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to current employees, and to promote the success of the Company's business. The Board of Directors believes that the Company's long-term success is dependent upon the ability of the Company and its Designated Parents or Subsidiaries to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

         If approved by the stockholders, a total of 1,000,000 shares of Common Stock of the Company will be initially reserved for issuance under the Purchase Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company. Capitalized terms used in this Proposal No. 4 shall have the same meaning as in the Purchase Plan unless otherwise indicated.

         This Proposal 4 must receive a greater number of affirmative votes than negative votes cast at the Annual Meeting to be approved. Abstentions and broker-non votes will have no effect on this Proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PURCHASE PLAN

         A general description of the principal terms of the Purchase Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Purchase Plan, a copy of which is attached to this Proxy Statement as Exhibit B and is incorporated herein by reference.

GENERAL DESCRIPTION

         PURPOSE. The purpose of the Purchase Plan is to provide employees of the Company with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan, and the right of Participants to make purchases thereunder, is intended to qualify as an "employee stock purchase plan" under the provisions of Section 423 the Code. Employees (including officers and directors) of the Company and its Designated Parents or Subsidiaries are eligible to participate in the Purchase Plan. Directors who are not employees are not eligible to participate.

         SHARES RESERVED FOR ISSUANCE UNDER THE PURCHASE PLAN. If approved by the stockholders, a total of 1,000,000 shares of Common Stock will be initially reserved for issuance under the Purchase Plan, subject to adjustment only in the event of a stock split, stock dividend, or other similar change in the common stock or capital structure of the Company.

         ADMINISTRATION. The Purchase Plan will be administered by the Board of Directors, or a committee of the Board as designated by the Board from time to time (the "Administrator").

         TERMS AND CONDITIONS OF PARTICIPATION. The Purchase Plan will initially be implemented by consecutive Purchase Intervals of 3 months' duration commencing each January 1, April 1, July 1 and October 1 (except that the initial Purchase Interval shall commence on the date determined by the Administrator). Purchase Dates shall occur on each March 31, June 30, September 30 and December 31 (except that the first Purchase Date shall be September 30, 2004, unless a later date is determined by the Administrator). The Administrator may alter the duration of the Purchase Intervals, up to a maximum of 27 months. Certain additional limitations on the amount of Common Stock which may be purchased in any calendar year are imposed by the Code.

         Any person who is employed by the Company or any Designated Parent or Subsidiary is eligible to participate in the Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Code; provided, however, that employees who are subject to rules or laws of a non-U.S. jurisdiction that prohibit or make impractical the participation of such employees in the Purchase Plan shall not be eligible to participate. All eligible employees will be automatically enrolled as Participants in each Purchase Interval under the Purchase Plan.

         Participants may elect to purchase shares under the Purchase Plan by delivering to the Company a subscription agreement. At the time a Participant files a subscription agreement, the Participant may elect to have payroll deductions made during the Purchase Interval in either (i) amounts between 1% and not exceeding 10% of the Participant's Compensation during the Purchase Interval or (ii) fixed dollar amounts not exceeding 10% of the Participant's Compensation during the Purchase Interval. A copy of the form subscription agreement for the Purchase Plan is attached as Exhibit A to the copy of Purchase Plan attached hereto. A Participant may also make one or more direct payments to the Company to be applied toward the purchase of shares by completing and filing with the Company either (i) a subscription agreement or (ii) a change in status or direct payment notice designating the amount of the direct payment. A copy of the form change in status or direct payment notice for the Purchase Plan is attached as Exhibit B to the copy of Purchase Plan attached hereto. The total amount of the direct payment(s) and the payroll deductions may not exceed 10% of the Participant's Compensation during the Purchase Interval.

         A Participant may increase or decrease the rate of his or her payroll deduction for the remainder of a Purchase Interval by filling out a change of status or direct payment notice and delivering it to the Company (or its designee). The reduced or increased rate will become effective with the first full payroll period commencing ten business days after the Company receives the form unless the Company elects to process changes more quickly. The Participant's subscription agreement (as modified by any subsequently filed notice) will remain in effect for the entire Purchase Interval and each subsequent Purchase Interval, unless the Participant further modifies his subscription agreement or terminates his participation in the Purchase Plan.

         The price per share at which shares are sold under the Purchase Plan is equal to 85% of the fair market value of the Common Stock on the Purchase Date. The fair market value of the Common Stock on a given date is the closing sales price of the Common Stock on the Nasdaq Stock Market as of such date.

         No employee  shall be granted  purchase  rights under the Purchase Plan
(1) if immediately after the grant of the purchase right, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent or of any of its Subsidiaries (including stock which may be purchased under the Purchase Plan or issued pursuant to any stock options) or (2) which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the stock purchase right is granted) in any calendar year. In addition, employees shall not be permitted to purchase more than 250 shares on any Purchase Date.

         A Participant's interest in a given Purchase Interval may be terminated by delivering to the Company a change of status or direct payment notice which indicates the Participant's withdrawal from the Purchase Interval. Such withdrawal may be elected no later than 10 business days prior to the end of the applicable Purchase Interval. If a Participant withdraws from a Purchase Interval, payroll deductions will not resume at the beginning of the succeeding Purchase Interval unless the Participant delivers to the Company a new subscription agreement.

         The Administrator has the authority to determine the terms and conditions under which shares are to be offered under the Purchase Plan for any Purchase Interval and to resolve all questions relating to the administration of the plan. The Company makes no cash contributions to the Purchase Plan, but bears the expenses of administration.

         TRANSFERABILITY. No rights or accumulated payroll deductions of a Participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

         CORPORATE TRANSACTION. In the event of a corporate transaction, such as a merger, sale of the company or substantially all of its assets, and similar transactions, each purchase right under the then existing Purchase Interval shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Purchase Interval then in progress by setting a new Purchase Date.

         AMENDMENT, SUSPENSION OR TERMINATION OF THE PURCHASE PLAN. The Board may at any time amend, suspend or terminate the Purchase Plan. The Purchase Plan will terminate twenty years from the date of its approval by the Company's stockholders, unless terminated earlier by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain stockholder approval of any such amendment to the Purchase Plan in such a manner and to such a degree as required.

CERTAIN FEDERAL TAX CONSEQUENCES

         The following summarizes the federal income tax consequences of participation under the Purchase Plan and certain tax effects to the Company based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a Participant's individual circumstances. Each Participant in the Purchase Plan is strongly urged to consult with his or her tax advisor regarding participation in the Purchase Plan.

         The Purchase Plan and the right of Participants to make purchases thereunder are intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a Participant at the time of grant of the purchase right or purchase of shares. Amounts deducted from a Participant's pay under the Purchase Plan are part of the employee's regular compensation and remain subject to federal, state and local income and employment withholding taxes.

         Upon disposition of the shares, the Participant will generally be subject to tax and the amount of the tax will depend upon the Participant's holding period. If the shares have been held by the Participant for more than two years after the date of grant of the purchase right and for more than one year from the purchase date of the shares, the lesser of (i) 15% of the fair market value of the shares on the date the purchase right was granted or (ii) the difference between the fair market value of the shares on the date of the disposition of the shares and the purchase price will be treated as ordinary income. This amount of ordinary income will be added to a Participant's basis in the shares and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of the 2-year and 1-year holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income. This amount of ordinary income will be added to a Participant's basis in the shares and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

         There currently is no income tax withholding required upon the purchase or disposition of the shares by a Participant. However, in the future, a Participant may be subject to employment tax withholding (e.g., Social Security and Medicare) at the time of purchase. The United States Internal Revenue Service issued proposed regulations which, if adopted, would subject a Participant to withholding for Social Security and Medicare (not including income tax) at the time of purchase based upon the difference between the fair market value of the shares on the date of purchase and the purchase price of the shares. These proposed regulations, if adopted, would be effective only for purchases made under the Purchase Plan two years after the regulations are issued in final form.

         The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a Participant except to the extent of ordinary income reported by Participants upon disposition of shares within two years from date of grant of the purchase right or within one year of the date of purchase (subject to the requirements of reasonableness). The Company is required to report to the United States Internal Revenue Service any ordinary income recognized by a Participant as a result of a disposition if such information is available to the Company. In the future, the Company may be required to withhold (from a Participant's salary) the amount due as taxes on such ordinary income.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE ESSEX CORPORATION EMPLOYEE STOCK PURCHASE PLAN AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.

                  PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has, upon recommendation of the Audit Committee, selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 26, 2004, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting.

         Stegman & Company representatives will be present at the Annual Meeting to respond to appropriate questions.

         This Proposal 5 must receive a greater number of affirmative votes than negative votes cast at the Annual Meeting to be approved. Abstentions and broker-non votes will have no effect on this Proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Company uses Stegman & Company ("Stegman") as its principal accountant. The following table shows the fees that were billed to the Corporation by Stegman for professional services rendered for the fiscal years ended December 28, 2003 and December 29, 2002.

                       FEE CATEGORY               2003              2002
------------------------------------------    -------------     -------------

Audit Fees................................    $    32,000       $     32,000
Audit-Related Fees........................         44,000                 --
Tax Fees..................................          8,000              5,500
All Other Fees............................             --              1,500
                                              -------------     -------------

     Total Fees...........................    $    84,000       $     39,000
                                              =============     =============


AUDIT FEES

         This category includes fees for the audit of the Company's annual financial statements and review of financial statements included in the quarterly reports on Form 10-Q.

AUDIT-RELATED FEES

         This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not included above under "Audit Fees". These services include accounting advice and services in connection with acquisitions, including comfort letters to underwriters.

TAX FEES

         This category includes fees for tax return preparation, tax advice and tax planning.

ALL OTHER FEES

         This category includes fees for products and services provided by Stegman that are not included in the services reported above.

                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

         It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.

                STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         All stockholder proposals intended to be presented at the 2005 Annual Meeting of the Company must be received by the Company not later than February 21, 2005, and must otherwise comply with the rules of the SEC for inclusion in the Company's proxy statement and form of proxy relating to that meeting.
Proposals should be delivered to Essex Corporation, 9150 Guilford Road, Columbia, MD 21046, Attention: Corporate Secretary.

         Except in the case of proposals made in accordance with Rule 14a-8, stockholders intending to bring any business before the annual meeting of shareholders must deliver written notice thereof to the Secretary of the Company not less than 45 days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for its immediately preceding annual meeting of shareholders. The deadline for matters sought to be presented at the 2005 Annual Meeting is May 16, 2005. If a stockholder gives notice of such a proposal after the May 16, 2005 deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's 2005 annual meeting.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2003 accompanies this Proxy Statement. Such report is not part of the proxy solicitation materials.

                               REFERENCE DOCUMENTS

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                            BY ORDER OF THE BOARD OF DIRECTORS




                                            KIMBERLY J. DECHELLO
                                            SECRETARY

                                                                    EXHIBIT A

                                ESSEX CORPORATION
                            2004 STOCK INCENTIVE PLAN

         1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

         2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supercede the definition contained in this Section 2.

                  a. "ADMINISTRATOR" means the Board or any of the Committees appointed to administer the Plan.

                  b. "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

                  c. "APPLICABLE LAWS" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

                  d. "ASSUMED" means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

                  e. "AWARD" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

                  f. "AWARD AGREEMENT" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

                  g. "BOARD" means the Board of Directors of the Company.

                  h. "CAUSE" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

                  i. "CHANGE IN CONTROL" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) the direct or indirect  acquisition by any person
or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

                           (ii) a change in the  composition of the Board over a
period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

                  j. "CODE" means the Internal Revenue Code of 1986, as amended.

                  k. "COMMITTEE" means any committee composed of members of the Board appointed by the Board to administer the Plan.

                  l. "COMMON STOCK" means the common stock of the Company.

                  m. "COMPANY" means Essex Corporation, a Virginia corporation, or any successor corporation that adopts the Plan in connection with a Corporate Transaction.

                  n. "CONSULTANT" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

                  o. "CONTINUING DIRECTORS" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six
(36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

                  p. "CONTINUOUS SERVICE" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

                  q.  "CORPORATE   TRANSACTION"   means  any  of  the  following
transactions:

                           (i) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (ii) the sale,  transfer or other  disposition of all
or substantially all of the assets of the Company;

                           (iii) the complete  liquidation or dissolution of the
Company;

                           (iv)  any   reverse   merger  or  series  of  related
transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                           (v)  acquisition  in a single or  series  of  related
transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's
outstanding  securities  but  excluding  any   such  transaction  or
series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                  r.       "COVERED  EMPLOYEE"  means  an  Employee   who  is  a
"covered  employee"  under Section 162(m)(3) of the Code.

                  s. "DIRECTOR" means a member of the Board or the board of directors of any Related Entity.

                  t. "DISABILITY" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

                  u. "DIVIDEND EQUIVALENT RIGHT" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

                  v. "EMPLOYEE" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

                  w. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  x. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the  Common  Stock  is  listed  on one or more
established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common  Stock is  regularly  quoted on an
automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (iii) In the absence of an established market for the
Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  y. "GRANTEE" means an Employee, Director or Consultant who receives an Award under the Plan.

                  z. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

                  aa. "NON-QUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                  bb. "OFFICER" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  cc. "OPTION" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

                  dd. "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  ee.   "PERFORMANCE-BASED   COMPENSATION"   means  compensation
qualifying as "performance-based compensation" under Section 162(m) of the Code.

                  ff. "PLAN" means this 2003 Stock Incentive Plan.

                  gg. "RELATED ENTITY" means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.

                  hh. "REPLACED" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

                  ii. "RESTRICTED STOCK" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

                  jj. "RESTRICTED STOCK UNITS" means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

                  kk. "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

                  ll. "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

                  mm. "SHARE" means a share of the Common Stock.

                  nn. "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       STOCK SUBJECT TO THE PLAN.

                  a. Subject to the provisions of Section 8, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 1,000,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

                  b. Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by Section 422(b)(1) of the Code (and the corresponding regulations thereunder), the listing requirements of The Nasdaq National Market (or other established stock exchange or national market system on which the Common Stock is traded) and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price or (b) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

         4.       ADMINISTRATION OF THE PLAN.

                  a.       PLAN ADMINISTRATOR.

                           (i)  ADMINISTRATION  WITH  RESPECT TO  DIRECTORS  AND
OFFICERS. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

                           (ii)  ADMINISTRATION  WITH RESPECT TO CONSULTANTS AND
OTHER EMPLOYEES. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

                           (iii)   ADMINISTRATION   WITH   RESPECT   TO  COVERED
EMPLOYEES. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

                           (iv) ADMINISTRATION  ERRORS. In the event an Award is
granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

                           (i)  to   select   the   Employees,   Directors   and
Consultants to whom Awards may be granted from time to time hereunder;

                           (ii) to determine  whether and to what extent  Awards
are granted hereunder;

                           (iii) to determine the number of Shares or the amount
of other consideration to be covered by each Award granted hereunder;

                           (iv) to  approve  forms of Award  Agreements  for use
under the Plan;

                           (v) to  determine  the  terms and  conditions  of any
Award granted hereunder;

                           (vi) to  amend  the  terms of any  outstanding  Award
granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent, (B) the reduction of the exercise price of any Option awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

                           (vii) to construe and interpret the terms of the Plan
and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

                           (viii) to grant Awards to  Employees,  Directors  and
Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

                           (ix) to take such other action, not inconsistent with
the terms of the Plan, as the Administrator deems appropriate.

                  c. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

         5. ELIGIBILITY. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

         6. TERMS AND CONDITIONS OF AWARDS.

                  a. TYPES OF AWARDS. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

                  b. DESIGNATION OF AWARD. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive STOCK OPTIONS shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

                  c. CONDITIONS OF AWARD. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin,
(vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) personal management objectives, and (xix) other measures of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

                  d. ACQUISITIONS AND OTHER TRANSACTIONS. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

                  e. DEFERRAL OF AWARD PAYMENT. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

                  f. SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

                  g. INDIVIDUAL LIMITATIONS ON AWARDS.

                           (i)  INDIVIDUAL  LIMIT  FOR  OPTIONS  AND  SARS.  The
maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be 500,000 Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options or SARs for up to an additional 500,000 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 9, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

                           (ii)  INDIVIDUAL   LIMIT  FOR  RESTRICTED  STOCK  AND
RESTRICTED STOCK UNITS. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be 500,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 9, below.

                           (iii)  DEFERRAL.  If the vesting or receipt of Shares
under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

                  h. EARLY EXERCISE. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

                  i. TERM OF AWARD. The term of each Award shall be no more than seven (7) years from the date of grant thereof (excluding any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award). However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement (excluding any period for which the Grantee has elected to defer the receipt of the Shares issuable pursuant to the Incentive Stock Option).

                  j. TRANSFERABILITY OF AWARDS.  Incentive Stock Options may not
be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Non-Qualified Stock Options and other Awards shall be transferable (i) by will or by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Incentive Stock Option or Non-Qualified Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator.

                  k. TIME OF GRANTING AWARDS. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

         7.       AWARD EXERCISE OR PURCHASE PRICE, CONSIDERATION AND TAXES.

                  a. EXERCISE OR PURCHASE PRICE. The exercise or purchase price, if any, for an Award shall be as follows:

                           (i) In the case of an Incentive Stock Option:

                                    (A) granted to an Employee  who, at the time
of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                                    (B)  granted to any  Employee  other than an
Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of Non-Qualified Stock Options,  the
exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (iii)  In the case of  SARs,  the  base  appreciation
amount shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                           (iv) In the case of other  Awards,  such  price as is
determined by the Administrator.

                           (v) Notwithstanding the foregoing  provisions of this
Section 6(a), in the case of an Award issued pursuant to Section 5(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

                  b. CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

                           (i) cash;

                           (ii) check;

                           (iii)  surrender  of Shares or delivery of a properly
executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised, provided, however, that Shares acquired under the Plan or any other equity compensation plan or agreement of the Company must have been held by the Grantee for a period of more than six (6) months (and not used for another Award exercise by attestation during such period);

                           (iv)  with  respect  to  Options,  payment  through a
broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a

Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

                           (v)  any  combination  of the  foregoing  methods  of
payment.

                  c. TAXES. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

         8.       EXERCISE OF AWARD.

                  a. PROCEDURE FOR EXERCISE; RIGHTS AS A STOCKHOLDER.

                           (i) Any Award granted  hereunder shall be exercisable
at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

                           (ii) An Award  shall be deemed to be  exercised  when
written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 6(b)(iv).

                  b. EXERCISE OF AWARD FOLLOWING TERMINATION OF CONTINUOUS SERVICE.

                           (i)  An  Award  may  not  be   exercised   after  the
termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

                           (ii) Where the Award  Agreement  permits a Grantee to
exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

                           (iii)  Any Award  designated  as an  Incentive  Stock
Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

         9.       CONDITIONS UPON ISSUANCE OF SHARES.

                  a. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  b. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

         11.      CORPORATE TRANSACTIONS AND CHANGES IN CONTROL.

                  a. TERMINATION OF AWARD TO EXTENT NOT ASSUMED IN CORPORATE TRANSACTION. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

                  b. ACCELERATION OF AWARD UPON CORPORATE TRANSACTION OR CHANGE IN CONTROL.

                           (i) CORPORATE TRANSACTION. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

                           (ii) CHANGE IN CONTROL. Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value), immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award.

                  c. EFFECT OF ACCELERATION ON INCENTIVE STOCK OPTIONS. Any Incentive Stock Option accelerated under this Section 10 in connection with a
Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, the excess Options shall be treated as Non-Qualified Stock Options.

         12. EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

         13.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  a. The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of
Section 4(b)(vi) or this Section 13(a).

                  b. No Award may be granted during any suspension of the Plan or after termination of the Plan.

                  c. No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

         14.      RESERVATION OF SHARES.

                  a. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  b. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's
Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

         16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         17. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee's creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

                                                                      EXHIBIT B

                                ESSEX CORPORATION
                        2004 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 2004 Employee Stock Purchase Plan of Essex Corporation.

         1. PURPOSE. The purpose of the Plan is to provide Employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and direct payments. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code and the applicable regulations thereunder. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. DEFINITIONS. AS USED HEREIN, THE FOLLOWING DEFINITIONS SHALL APPLY:

                  a. "ADMINISTRATOR" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

                  b. "APPLICABLE LAWS" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code and the applicable regulations thereunder, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

                  c. "BOARD" means the Board of Directors of the Company.

                  d. "CODE" means the Internal Revenue Code of 1986, as amended.

                  e. "COMMON STOCK" means the common stock of the Company.

                  f. "COMPANY" means Essex Corporation, a Virginia corporation.

                  g. "COMPENSATION" means an Employee's base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under any qualified or non-qualified cash or deferred arrangement established by the Company or any Parent or Subsidiary of the Company whether or not described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

                  h.  "CORPORATE   TRANSACTION"   means  any  of  the  following
transactions:

                           (1) a merger or consolidation in which the Company is
not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

                           (2) the sale, transfer or other disposition of all or
substantially all of the assets of the Company;

                           (3) the complete  liquidation  or  dissolution of the
Company;

                           (4)  any   reverse   merger  or  series  of   related
transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

                           (5)  acquisition  in a single or  series  of  related
transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

                  i "DESIGNATED PARENTS OR SUBSIDIARIES" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

                  j.   "EFFECTIVE   DATE"  means  the  date  determined  by  the
Administrator.

                  k. "EMPLOYEE" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

                  l. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  m. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                           (1) If the  Common  Stock  is  listed  on one or more
established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (2) If the  Common  Stock is  regularly  quoted on an
automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                           (3) In the absence of an  established  market for the
Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

                  n. "PARENT" means a "parent corporation" of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  o.   "PARTICIPANT"   means  an  Employee  of  the  Company  or
Designated Parent or Subsidiary who is automatically enrolled in the Plan pursuant to Section 5(a).

                  p. "PLAN" means this 2004 Employee Stock Purchase Plan.

                  q. "PURCHASE DATE" means the last day of each Purchase Interval. Purchase Dates shall occur on each March 31, June 30, September 30 and December 31. The first Purchase Date for the Plan shall be September 30, 2004, unless a later date is determined by the Administrator.

                  r. "PURCHASE INTERVAL" means a Purchase Interval established pursuant to Section 4.

                  s. "PURCHASE PRICE" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Purchase Date.

                  t. "RESERVES" means, as of any date, the number of shares of Common Stock which have been authorized for issuance under the Plan but not then subject to an outstanding option.

                  u. "SUBSIDIARY" means a "subsidiary corporation" of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3.       ELIGIBILITY.

                  a. GENERAL. Any individual who is an Employee shall be eligible to participate in the Plan. Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan shall not be eligible to participate in the Plan. No individual who is not an Employee shall be eligible to participate in the Plan.

                  b. LIMITATIONS ON GRANT AND ACCRUAL. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be permitted to purchase shares under the Plan if, immediately prior to purchase, (i) such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries exceed Twenty-Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

         4.       PURCHASE INTERVALS.

                  a. Initially, the Plan shall be implemented through consecutive Purchase Intervals of three (3) months' duration commencing each January 1, April 1, July 1 and October 1 following the Effective Date (except that the initial Purchase Interval shall commence on the Effective Date and the first Purchase Date for the Plan shall be September 30, 2004, unless a later date is determined by the Administrator). However, the Administrator may provide for shorter or longer Purchase Intervals and may specify one or more additional Purchase Dates within Purchase Intervals. The maximum duration of a Purchase Interval shall be twenty-seven (27) months. Participants shall purchase shares on the applicable Purchase Dates until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with
Section 19 hereof.

                  b. Except as specifically provided herein, the acquisition of Common Stock on any Purchase Date through participation in the Plan shall neither limit nor require the acquisition of Common Stock by a Participant on any subsequent Purchase Date.

         5.       PARTICIPATION.

                  a. GENERAL. All Employees eligible to participate in the Plan as of the Effective Date shall automatically become Participants in the initial Purchase Interval and be eligible to purchase shares of Common Stock on the Purchase Date of the initial Purchase Interval. All Employees eligible to participate in the Plan as of the first day of subsequent Purchase Intervals shall automatically become Participants in such Purchase Intervals and be eligible to purchase shares of Common Stock on the Purchase Date of such Purchase Intervals. Notwithstanding the automatic participation in the Purchase Intervals by all eligible Employees, no shares of Common Stock shall be purchased on behalf of a Participant on the Purchase Date of a Purchase Interval unless a Participant has filed a subscription agreement in accordance with
Section 6 hereof.

                  b. PURCHASE OF SHARES. An eligible Employee may purchase shares of Common Stock by completing a subscription agreement in the form of Exhibit A to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) and filing it (as well as a direct payment, if applicable) with the Company at least three (3) business days prior to the next Purchase Date, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Purchase Date.

         6.       PAYROLL DEDUCTIONS AND DIRECT PAYMENT.

                  a. At the time a Participant files a subscription agreement, the Participant may elect to have payroll deductions made during the Purchase Interval in either (i) amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Purchase Interval or (ii) fixed dollar amounts not exceeding ten percent (10%) of the Compensation which the Participant receives during the Purchase Interval. All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in either whole percentages or whole dollar amounts. Payroll deductions shall commence with the first partial or full payroll period beginning after the Participant's submission of a subscription agreement and shall end on the last complete payroll period prior to a Purchase Date, unless sooner terminated by the Participant as provided in Section 10.

                  b. A Participant may make one or more direct payments into his or her account by completing and filing with the Company either (i) a subscription agreement in the form of Exhibit A to this Plan or (ii) a notice in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) designating the amount of the direct payment. Notwithstanding the foregoing, the total amount of the direct payment(s) and the payroll deductions pursuant to
Section 6(a) may not exceed ten percent (10%) of the Compensation which the Participant receives during the Purchase Interval.

                  c. A Participant may discontinue participation in a Purchase Interval as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Purchase Interval by completing and filing with the Company a notice in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of such notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any subsequently filed notice) shall remain in effect for successive Purchase Dates unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Purchase Interval.

                  d. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0% or zero dollars and one or more direct payments made by the Participant pursuant to Section 6(b) may be rejected by the Administrator and returned to the Participant. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

         7. MAXIMUM SHARE PURCHASE. On a Purchase Date, each Participant may purchase (at the applicable Purchase Price) no more than two hundred and fifty
(250) shares of Common Stock, subject to adjustment as provided in Section 18 hereof; provided that such purchase of shares shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof. The purchase of shares on the applicable Purchase Date shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10.

         8. PURCHASE OF SHARES. Unless a Participant withdraws from a Purchase Interval as provided in Section 10, below, shares of Common Stock will be automatically purchased for a Participant on each Purchase Date, by applying the accumulated payroll deductions and direct payments (if any) in the Participant's account to purchase the number of full shares determined by dividing such Participant's payroll deductions and direct payments (if any) accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price. No fractional shares will be purchased; any amount remaining in a Participant's account which is not sufficient to purchase a full share shall be carried over to the next Purchase Date or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Purchase Date due to the application of
Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Purchase Date.

         9. DELIVERY AND SALE OF SHARES. Within ten (10) calendar days after the applicable Purchase Date, the Company will deliver the Shares purchased on such Purchase Date to the Participant's account maintained by the Company's designated broker. In no event may a Participant sell Shares acquired on a Purchase Date prior to the delivery of such Shares to the Participant's account maintained by the Company's designated broker.

         10. WITHDRAWAL; TERMINATION OF EMPLOYMENT.

                  a. A Participant may either (i) withdraw all but not less than all the payroll deductions and direct payments (if any) credited to the Participant's account and not yet used to purchase shares under a Purchase Interval or (ii) terminate future payroll deductions, but allow accumulated payroll deductions and prior direct payments (if any) to be used to purchase shares on the next Purchase Date at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time). If the Participant elects withdrawal alternative (i) described above, all of the Participant's payroll deductions and direct payments (if any) credited to the Participant's account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal and no further payroll deductions for the purchase of shares will be made during the Purchase Interval; provided that notice in the form of Exhibit B to this Plan (or such other form or method (including electronic forms) as the Administrator may designate from time to time) is delivered to the Company at least ten (10) business days prior to the next Purchase Date. If the Participant elects withdrawal alternative (ii) described above, no further payroll deductions for the purchase of shares will be made during the Purchase Interval, all of the Participant's payroll deductions and direct payments (if any) credited to the Participant's account will be applied to the purchase of shares on the next Purchase Date (subject to Sections 3(b), 6, 7 and 12) and all remaining accumulated payroll deduction amounts shall be returned to the Participant. If a Participant withdraws from a Purchase Interval, payroll deductions will not resume at the beginning of the succeeding Purchase Interval unless the Participant delivers to the Company a new subscription agreement.

                  b. Upon termination of a Participant's employment relationship (as described in Section 2(k)) at any time, the payroll deductions and direct payments (if any) credited to such Participant's account during the Purchase Interval but not yet used to purchase shares will be applied to the purchase of Common Stock on the next Purchase Date, unless the Participant (or in the case of the Participant's death, the person or persons entitled to the Participant's account balance under Section 14) withdraws from the Plan by submitting a notice in accordance with subsection (a) of this Section 10. In such a case, the payroll deductions and direct payments (if any) credited to such Participant's account during the Purchase Interval but not yet used to purchase shares will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14.

         11. INTEREST. No interest shall accrue on the payroll deductions and direct payments (if any) credited to a Participant's account under the Plan.

         12.      STOCK.

                  a. The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million (1,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. With respect to any amendment to increase the total number of shares of Common Stock under the Plan, the Administrator shall have discretion to disallow the purchase of any increased shares of Common Stock for the Purchase Interval in existence at the time of such increase. If the Administrator determines that on a given Purchase Date the number of shares that may be purchased may exceed the number of shares then available for sale under the Plan the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Purchase Date. Any amount remaining in a Participant's payroll account following such pro rata allocation shall be returned to the Participant and shall not be carried over to any future Purchase Date, as determined by the Administrator.

                  b. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse, as designated in the Participant's subscription agreement.

         13. ADMINISTRATION. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Any question or dispute regarding the administration or interpretation of the Plan shall be submitted by the Participant or by the Company to the Administrator. The resolution of such question or dispute as well as every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

         14. DESIGNATION OF BENEFICIARY.

                  a.  Each  Participant  will file a  written  designation  of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  b. Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

         15. TRANSFERABILITY. No payroll deductions or direct payments credited to a Participant's account or any rights with regard to the purchase of shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may, in its sole discretion, treat such act as an election to withdraw funds in accordance with Section 10.

         16. USE OF FUNDS. All payroll deductions and direct payments (if any) received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the

Company shall not be obligated to segregate such payroll deductions and direct payments (if any) or hold them exclusively for the benefit of Participants. All payroll deductions and direct payments (if any) received or held by the Company may be subject to the claims of the Company's general creditors. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Designated Parent or Subsidiary and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Company or a Designated Parent or Subsidiary. The Participants shall have no claim against the Company or any Designated Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

         17. REPORTS. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions and direct payments (if any), the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

                  a. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares that may be purchased on any Purchase Date, as well as any other terms that the Administrator determines require adjustment may be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment, if any, shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to the Reserves.

                  b. CORPORATE TRANSACTIONS. In the event of a proposed Corporate Transaction, each stock purchase right under the then existing Purchase Interval under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator, in the exercise of its sole discretion and in lieu of such assumption, determines to shorten the Purchase Interval then in progress by setting a new Purchase Date (the

"New Purchase Date"). If the Administrator shortens the Purchase Interval then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that EITHER:

                           (1) the  Participant  will purchase shares on the New
Purchase Date, unless prior to such date the Participant has withdrawn from the Purchase Interval as provided in Section 10; or

                           (2) the Company shall pay to the  Participant  on the
New Purchase Date an amount in cash, cash equivalents, or property as determined by the Administrator that is equal to the excess, if any, of (i) the Fair Market Value of the shares over (ii) the Purchase Price due had the Participant purchased shares under Subsection (b)(1) above. In addition, all remaining accumulated payroll deduction amounts and direct payments (if any) shall be returned to the Participant.

                  c. For purposes of Subsection 18, a stock purchase right under the then existing Purchase Interval under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the stock purchase right is replaced with a comparable stock purchase right with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

         19.      AMENDMENT OR TERMINATION.

                  a. The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can adversely affect the purchase rights of a Participant with respect to the then existing Purchase Interval under the Plan, provided that the Plan or then existing Purchase Interval may be terminated by the Administrator establishing an earlier Purchase Date with respect to the Purchase Interval then in progress if the Administrator determines that the termination of the Plan or such Purchase Interval is in the best interests of the Company and its stockholders. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

                  b. Without  stockholder  consent,  the Administrator  shall be entitled to limit the frequency and/or number of changes in the amount withheld during Purchase Intervals, determine the length of any future Purchase Intervals, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan, in each case to the extent consistent with the requirements of Code Section 423 and other Applicable Laws.

         20. NOTICES. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

         21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued under the Plan unless the purchase and the issuance and delivery of such shares shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the purchase of shares on a Purchase Date, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws or is otherwise advisable. In addition, no shares shall be purchased hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

         22. TERM OF PLAN. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 19.

         23. NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

         24. NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

         25. EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

         26. GOVERNING LAW. The Plan is to be construed in accordance with and governed by the internal laws of the State of Maryland without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Maryland to the rights and duties of the parties, except to the extent the internal laws of the State of Maryland are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         27. VENUE AND WAIVER OF JURY TRIAL. The Company and the Participant, or their respective successors (the "parties") agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of Maryland (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Maryland state court in the County of Howard) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR
PROCEEDING. If any one or more provisions of this Section 27 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

                             SUBSCRIPTION AGREEMENT               (Exhibit 1)

1. PERSONAL INFORMATION. All shares of the Company's Common Stock purchased under the Essex Corporation 2004 Employee Stock Purchase Plan (the "ESPP") must be registered in the Employee's name. Please complete your personal information requested below.

     Shares may also be registered in the name of the Employee's spouse. Complete the information about your spouse ONLY IF YOU WOULD LIKE YOUR SPOUSE TO BE REGISTERED AS THE JOINT OWNER OF ANY COMMON STOCK OF THE COMPANY THAT YOU PURCHASE UNDER THE ESPP. PLEASE PRINT CLEARLY:

     Your Legal Name __________________________________________________________
                          (Last) (First) (MI)           Location         Depart

     Street Address____________________________________________________________
                                                              Daytime Telephone

     City, State/Country, Zip__________________________________________________
                                                                 E-Mail Address

     Social Security No. __ __ __ - __ __ - __ __ __ __

     Employee I.D. No. ____________  _________________________________
                                     Manager             Mgr.
     Location

     Legal Name  of Spouse_____________________________________________________
                            (Last)              (First)           (MI)

     Street Address____________________________________________________________
                                                              Daytime Telephone

     City, State/Country, Zip__________________________________________________
                                                                 E-Mail Address

     Social Security No. __ __ __ - __ __ - __ __ __ __

2. ELIGIBILITY Any Employee who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the ESPP; provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3. DEFINITIONS Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4. SUBSCRIPTION I hereby subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5. PAYROLL DEDUCTION AUTHORIZATION/DIRECT PAYMENT I hereby authorize payroll deductions from my Compensation during the Purchase Interval in either (a) the percentage specified below OR (b) the whole dollar amount specified below (payroll deductions may not exceed 10% of Compensation nor the limitation under Section 423(b)(8) of the Code and the regulations thereunder):

     Percentage to be Deducted
     (circle one)             1%   2%   3%   4%   5%   6%   7%   8%   9%   10%


     Dollar Amount to be Deducted
     (whole dollars only)          $
                                    -----------

     Alternatively or in addition to the payroll deductions authorized above, I hereby submit the following amount as a direct payment to my account to be used to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP:

     $
      ------------

     The total of payroll deductions authorized above and the direct payment submitted herewith (if any) may not exceed 10% of Compensation nor the limitation under Section 423(b)(8) of the Code and the regulations thereunder. Any direct payments in excess of 10% of Compensation or the limitation under Section 423(b)(8) of the Code shall be returned to me.

     I understand that the Company is not obligated to segregate my payroll deductions and direct payments (if any) or hold them exclusively for my benefit.

6. ESPP ACCOUNTS AND PURCHASE PRICE I understand that all payroll deductions and direct payments (if any) will be credited to my account under the ESPP. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions and direct payments (if any) shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.


7. WITHDRAWAL AND CHANGES IN PAYROLL DEDUCTION I understand that I may discontinue my participation with respect to a particular Purchase Interval at any time prior to the applicable Purchase Date as provided in Section 10 of the ESPP, but if I do not withdraw from the ESPP, any accumulated payroll deductions and prior direct payments will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions on only one occasion during any Purchase Interval by completing and timely filing a Change of Status or Direct Payment Notice. Any increase or decrease will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company's receipt of the Change of Status or Direct Payment Notice.

8. PERPETUAL SUBSCRIPTION I understand that this Subscription Agreement shall remain in effect for successive Purchase Intervals until I withdraw from participation in a particular Purchase Interval, or termination of the ESPP.

9. TAXES I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within thirty (30) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the first day of the Purchase Interval during which the shares were purchased or within one (1) year of the Purchase Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10. ADMINISTRATION AND INTERPRETATION. I agree that any question or dispute regarding the administration or interpretation of the Plan shall be submitted by me or by the Company to the Administrator. I further agree that the resolution of such question or dispute by the Administrator shall be final and binding on all persons.

11. VENUE AND WAIVER OF JURY TRIAL. The Company and I, or our respective successors (the "parties") agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of Maryland (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Maryland state court in the County of Howard) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 11 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

12. DESIGNATION OF BENEFICIARY In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:
      _________ I am single         ___________  I am married

     Beneficiary (please print) __________________ Relationship to Beneficiary (if any)
                               (Last) (First) (MI)

     Street Address ___________________________________________________________

     City, State/Country, Zip _________________________________________________

13. TERMINATION OF ESPP I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as a Purchase Date, including the establishment of an alternative Purchase Date.

14. EFFECTIVE DATE OF SUBSCRIPTION AGREEMENT With respect to the commencement of payroll deductions, this Subscription Agreement will be effective for the first partial or full payroll period beginning (a) after the Company's receipt of this Subscription Agreement or (b) if later, after the commencement of the initial Purchase Interval under the ESPP. Direct payments submitted in connection with this Subscription Agreement will be applied to the next Purchase Date provided this Subscription Agreement is received by Company at least three (3) business days prior to such Purchase Date.

     Date: ____________     Employee Signature:________________________________




                        --------------------------------------------------------
                        Spouse's signature (if beneficiary is other than spouse)

                   CHANGE OF STATUS OR DIRECT PAYMENT NOTICE     (Exhibit 2)

--------------------------------------------------------------
  Participant Name (Please Print)

--------------------------------------------------------------
  Social Security Number


         WITHDRAWAL FROM ESPP

---- I hereby withdraw from the current Purchase Interval under the Essex Corporation 2004 Employee Stock Purchase Plan (the "ESPP") and agree that all accumulated payroll deductions and prior direct payments (if any) credited to my account will be refunded to me or applied to the purchase of Common Stock depending on the alternative indicated below. No further payroll deductions will be made for the purchase of shares in the applicable Purchase Interval and I may purchase shares in future Purchase Intervals only by timely delivery to the Company of a new Subscription Agreement.

----     WITHDRAWAL AND PURCHASE OF COMMON STOCK

         Payroll deductions will terminate, but your account balance will be applied to purchase Common Stock on the next Purchase Date. Any remaining balance will be refunded.

----     WITHDRAWAL WITHOUT PURCHASE OF COMMON STOCK

         Entire account balance will be refunded to me and no Common Stock will be purchased on the next Purchase Date provided this notice is submitted to the Company at least ten (10) business days prior to the next Purchase Date.

----     CHANGE IN PAYROLL DEDUCTION

         I hereby elect to change my rate of payroll deduction under the ESPP as follows (select one):

     Percentage to be Deducted
     (circle one)             1%   2%   3%   4%   5%   6%   7%   8%   9%   10%


     Dollar Amount to be Deducted
     (whole dollars only)          $
                                    -----------

     Payroll deductions may not exceed 10% of Compensation nor the limitation under Section 423(b)(8) of the Code and the regulations thereunder. An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than ten (10) business days following the Company's receipt of this notice, unless this change is processed more quickly.


----     SUBMISSION OF DIRECT PAYMENT


     I hereby submit the following amount as a direct payment to my account to be used to purchase shares of the Company's Common Stock in accordance with the terms of the ESPP:

     $------------

     The total of payroll deductions authorized by me and the direct payment submitted herewith (and prior direct payments, if any) may not exceed 10% of Compensation nor the limitation under Section 423(b)(8) of the Code and the regulations thereunder. Any direct payments in excess of 10% of Compensation or the limitation under Section 423(b)(8) of the Code shall be returned to me.

     Direct payments submitted in connection with this notice will be applied to the next Purchase Date provided this notice is received by Company at least three (3) business days prior to such Purchase Date.



_______  CHANGE OF BENEFICIARY     _______ I am single     _______ I am married


         This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

     Beneficiary (please print) _______________________________________________
     Relationship to Beneficiary (if any)      (Last)   (First)         (MI)


     Street Address ___________________________________________________________

     City, State/Country, Zip _________________________________________________




     Date: ________     Employee Signature:____________________________________

                   ___________________________________________________________
                   spouse's signature (if new beneficiary is other than spouse)

Proxy Card

ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046

                Board of Directors Proxy for the Annual Meeting of Stockholders

         The undersigned hereby appoints Leonard E. Moodispaw, Terry M. Turpin and Joseph R. Kurry, Jr. proxies with full power of substitution in them to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Essex Corporation to be held on July 21, 2004 at THE GREAT ROOM AT HISTORIC SAVAGE MILL, 8600 FOUNDRY STREET, SAVAGE, MARYLAND at 10:00 a.m. (see proxy for further details), and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, said proxies are authorized to vote as follows:

1.   Election of Directors

       FOR all nominees listed below         WITHHOLD AUTHORITY
                                     -----                      -----

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                  JOHN G. HANNON                     MARIE S. MINTON
                  ROBERT W. HICKS                    ARTHUR L. MONEY
                  ANTHONY M. JOHNSON                 LEONARD E. MOODISPAW
                  RAY M. KEELER                      TERRY M. TURPIN
                  H. JEFFREY LEONARD


2.   Amend Article (c) of the Company's  Articles of  Incorporation  to increase
     the  number  of  authorized   shares  of  common  stock  to  fifty  million
     (50,000,000) shares. (Board of Directors Favors a Vote FOR Approval).

                   APPROVE              DISAPPROVE           ABSTAIN
                           -----                   -----             -----

3. Ratify the Company's 2004 Stock Incentive Plan. (Board of Directors Favors a Vote FOR Approval).

                   APPROVE              DISAPPROVE           ABSTAIN
                           -----                   -----             -----

4. Ratify the Company's Employee Stock Purchase Plan. (Board of Directors Favors a Vote FOR Approval).

                   APPROVE              DISAPPROVE           ABSTAIN
                           -----                   -----             -----

5. Ratify the selection of Stegman & Company as independent auditors for the company. (Board of Directors Favors a Vote FOR Approval.)

                   APPROVE              DISAPPROVE           ABSTAIN
                           -----                   -----             -----

6. Act upon such other business as may properly come before the meeting.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND TO APPROVE THE ABOVE STATED PROPOSALS.

Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement of Essex Corporation dated June ____, 2004.

I will attend        I will NOT attend the Meeting
              -----                                -----
(Please RSVP to dechello@essexcorp.com)

                                        -----------------------------   -------
                                        Signature of Stockholder        Date


                                        -----------------------------   -------
                                        Signature of Stockholder        Date

               Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                POSTAGE-PREPAID ENVELOPE. THIS PROXY IS SOLICITED
                 BY THE BOARD OF DIRECTORS OF ESSEX CORPORATION.

Directons


                          DIRECTIONS TO THE GREAT ROOM
                             AT HISTORIC SAVAGE MILL

FROM I-95                  MILES

o        Take MD-32 East/Fort Meade                                         1.2

o        Take the US-1 North & South exit towards Elkridge/Laurel and
         Turn Right (South) onto Rt. 1/Washington Blvd.                      .5

o        Turn Right on Gorman Road (follow Savage Mill signs)                .3

o        Turn Right on Foundry Street                                        .2

o        Turn Left on Baltimore Street                                       .1

o        Turn Left on Fair Street and park in The West or "Main" Parking Lot.
         (follow sign to right).1


Park as far down in the parking lot as possible as Savage Mill is at the end of the lot.

The Great Room is located on Level 2 in the Old Weave Building. From Parking Lot, walk directly into New Weave Building. You will be on the upper level (Level 1). Go down stairs and continue straight to Old Weave Building. After entering Old Weave Building, follow to right and THE GREAT ROOM will be directly in front of you.


You can find more information at WWW.SAVAGEMILL.COM/DIRECTIONS.HTML or call 301-490-1668.